UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

INTELLIGENT MEDICINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41024	86-2283527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Burdette Rd.
Bethesda, MD	20817
(Address of principal executive offices)	(Zip Code)

(202) 905-5834

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	IQMDU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	IQMD	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	IQMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 30, 2023, Intelligent Medicine Acquisition Corp. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications division (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has not paid certain fees required by Nasdaq Listing Rule 5250(f) and that the Company will be delisted unless it appeals such determination. As of the date of the Notice, the Company’s past due fee balance totaled $140,000. If the Company elects not to appeal, trading of its Class A ordinary shares will be suspended at the opening of business on April 11, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

In addition, the Letter stated that the Company was not in compliance with the requirements of the Nasdaq Listing rules set forth in Listing Rule 5450(b)(2)(B), requiring a minimum 1,100,000 Publicly Held Shares. The Staff’s determination was based on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2023, in which the Company disclosed that 20,009,861 shares of Class A common stock exercised their redemption rights in connection with a special meeting of stockholders held on February 8, 2023. The Letter noted that pursuant to Listing Rule 5810(c)(2)(A), non-compliance with Listing Rule 5450(b)(2)(B) serves as an additional and separate basis for delisting.

The Company intends to request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff's delisiting determination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intelligent Medicine Acquisition Corp

Date: April 5, 2023	By:	/s/ Gregory C. Simon
Name: Gregory C. Simon
Title: Chief Executive Officer